SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2007

                                   Megola Inc.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                     000-49816                 88-0492605
--------------------------------- --------------------- ------------------------
       (State or Other                (Commission              (IRS Employer
Jurisdiction of Incorporation)        File Number)          Identification No.)


    466 Lyndock St Suite 102, Corunna, ON                    N0N1G0
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (519) 481 0628

                                 Not Applicable
                 (Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes In Registrant's Certifying Accountant.

On March 13, 2007, upon recommendation and approval of the Company's Board of Directors, the Company dismissed Malone & Bailey, PC as the Company's independent auditor and engaged Schwartz Levitsky Feldman ("SLF") as the Company's independent auditors for the fiscal year July 31, 2007.

Malone & Bailey, PC's reports on the Company's financial statements for each of the years ended July 31, 2006, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended July 31, 2006 and2005 and through the date of this 8-K, there were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to Malone & Bailey, PC's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided Malone & Bailey, PC with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Malone & Bailey, PC's letter dated March 13, 2007 stating its agreement with such statements.

During the years ended July 31, 2006, 2005 and 2004 and through the date of this 8-K, the Company did not consult SLF with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matters or reportable events as set forth in Items 304(a)(2)(ii) of Regulation S-B.

ITEM 9.01 Financial Statements and Exhibits.

(c)         Exhibits

16.1 Letter from Malone & Bailey, PC to the Securities and Exchange Commission dated . March 13, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Megola Inc.


By:  /s/ Joel Gardner
--------------------------------------------
Name: Joel Gardner
Title: President and Chief Executive Officer

Dated: March 13, 2007